FOR IMMEDIATE RELEASE                                February 22, 2018
Contact: Laura Ulbrandt (212) 460-1900

LEUCADIA NATIONAL CORPORATION
ANNOUNCES FOURTH QUARTER 2017 RESULTS

New York, New York, February 22, 2018--Leucadia National Corporation (NYSE: LUK) today announced its financial results for the three and twelve month periods ended December 31, 2017. Including the impact of the Tax Cuts and Jobs Act ("the Tax Act"), income before income taxes was $291.0 million and net loss attributable to Leucadia National Corporation common shareholders was $271.6 million, or $0.74 per diluted share for the three month period, and income before income taxes was $1,013.8 million and net income attributable to Leucadia National Corporation common shareholders was $167.4 million, or $0.45 per diluted share for the twelve month period. Net income for both the three and twelve month periods was reduced by non-cash charges related to the Tax Act, including $415.0 million to revalue our deferred tax assets and a toll charge of $35.5 million on the deemed repatriation of net unremitted foreign earnings. Excluding the impact of the Tax Act, net income attributable to Leucadia National Corporation common shareholders would have been $178.9 million, or $0.48 per diluted share for the three month period, and $617.9 million, or $1.65 per diluted share for the twelve month period.

Rich Handler, CEO of Leucadia, and Brian Friedman, President of Leucadia, said: "We are pleased with fourth quarter results that bring us to a strong finish for 2017. Our two largest businesses, Jefferies and National Beef, have made remarkable progress. Each delivered record results for the year, generating $528 million and $407 million in pre-tax income, respectively. Additionally, the vast bulk of our other portfolio companies performed well in 2017, either by generating a strong bottom line or, such as is the cases of HRG, Linkem and our energy holdings, by continuing along their paths towards enhanced value creation. We are starting to reap the benefits we originally envisioned in the combination of Leucadia and Jefferies, and have established good momentum toward our long-term goals."

Leucadia's Letter to Shareholders is attached to this release and available now on our website at www.Leucadia.com.

In addition, the Company announced today that its Board of Directors has declared a quarterly cash dividend equal to $0.10 per Leucadia common share payable on March 30, 2018 to record holders of Leucadia common shares on March 19, 2018.

* * * *

More information on the Company’s results of operations for the three and twelve months ended December 31, 2017 will be provided upon filing of the Company’s Form 10-K with the Securities and Exchange Commission.

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements about our future and statements that are not historical facts. These forward-looking statements are usually preceded by the words “should,” “expect,” “intend,” “may,” “will,” or similar expressions. Forward-looking statements may contain expectations regarding revenues, earnings, operations, and other results, and may include statements of future performance, plans, and objectives. Forward-looking statements also include statements pertaining to our strategies for future development of our businesses and products. Forward-looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Information regarding important factors, including Risk Factors that could cause actual results to differ, perhaps materially, from those in our forward-looking statements is contained in reports we file with the SEC. You should read and interpret any forward-looking statement together with reports we file with the SEC.

Past performance may not be indicative of future results. Different types of investments involve varying degrees of risk. Therefore, it should not be assumed that future performance of any specific investment or investment strategy will be profitable or equal the corresponding indicated performance level(s).

SUMMARY FOR LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
(In thousands, except per share amounts)
(Unaudited)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,

	2017	2016	2017	2016

Net revenues	$2,939,509	$2,745,778	$11,436,393	$10,062,617

Income before income taxes and income (loss) related to associated companies	$281,496	$182,869	$1,088,715	$161,832

Income (loss) related to associated companies	9,512	46,153	(74,901)	154,598

Income before income taxes	291,008	229,022	1,013,814	316,430

Income tax provision	542,913	62,917	760,967	122,109

Net income (loss)	(251,905)	166,105	252,847	194,321

Net (income) loss attributable to the noncontrolling interests	1,514	(2,256)	3,455	1,426

Net income attributable to the redeemable noncontrolling interests	(20,038)	(25,662)	(84,576)	(65,746)

Preferred stock dividends	(1,172)	(1,016)	(4,375)	(4,063)

Net income (loss) attributable to Leucadia National Corporation common shareholders	$(271,601)	$137,171	$167,351	$125,938

Basic earnings (loss) per common share attributable to Leucadia National Corporation common shareholders:
Net income (loss)	$(0.74)	$0.37	$0.45	$0.34

Number of shares in calculation	366,000	369,299	368,197	371,211

Diluted earnings (loss) per common share attributable to Leucadia National Corporation common shareholders:
Net income (loss)	$(0.74)	$0.37	$0.45	$0.34

Number of shares in calculation	366,000	374,693	370,701	371,518

A summary of results for the three months ended December 31, 2017 and 2016 is as follows (in thousands):

	Jefferies	National Beef	Other Financial Services Businesses and Investments	Other Merchant Banking Businesses and Investments	Corporate and Other	Parent Company Interest	Total
2017
Net revenues	$825,130	$1,882,674	$38,540	$162,066	$31,099	$—	$2,939,509

Expenses:
Cost of sales	—	1,733,168	—	70,118	—	—	1,803,286
Compensation and benefits	456,342	10,235	(3,865)	3,144	27,333	—	493,189
Floor brokerage and clearing fees	41,361	—	—	—	—	—	41,361
Interest	—	876	8,720	978	—	14,742	25,316
Depreciation and amortization	15,791	24,993	1,481	8,415	2,579	—	53,259
Selling, general and other expenses	166,926	16,097	7,521	1,585	49,473	—	241,602
Total expenses	680,420	1,785,369	13,857	84,240	79,385	14,742	2,658,013
Income (loss) before income taxes and income (loss) related to associated companies	144,710	97,305	24,683	77,826	(48,286)	(14,742)	281,496
Income (loss) related to associated companies	—	—	10,376	(391)	(473)	—	9,512
Income (loss) before income taxes	$144,710	$97,305	$35,059	$77,435	$(48,759)	$(14,742)	$291,008

2016
Net revenues	$742,843	$1,847,116	$25,310	$120,273	$10,236	$—	$2,745,778

Expenses:
Cost of sales	—	1,657,723	—	79,569	—	—	1,737,292
Compensation and benefits	426,951	10,643	9,277	8,840	8,661	—	464,372
Floor brokerage and clearing fees	42,946	—	—	—	—	—	42,946
Interest	—	2,216	22,783	833	—	14,726	40,558
Depreciation and amortization	14,875	25,971	3,724	13,088	865	—	58,523
Selling, general and other expenses	159,436	14,074	18,976	17,910	8,822	—	219,218
Total expenses	644,208	1,710,627	54,760	120,240	18,348	14,726	2,562,909
Income (loss) before income taxes and income related to associated companies	98,635	136,489	(29,450)	33	(8,112)	(14,726)	182,869
Income related to associated companies	—	—	38,387	5,194	2,572	—	46,153
Income (loss) before income taxes	$98,635	$136,489	$8,937	$5,227	$(5,540)	$(14,726)	$229,022

A summary of results for the twelve months ended December 31, 2017 and 2016 is as follows (in thousands):

	Jefferies	National Beef	Other Financial Services Businesses and Investments	Other Merchant Banking Businesses and Investments	Corporate and Other	Parent Company Interest	Total
2017
Net revenues	$3,207,097	$7,358,948	$191,810	$615,691	$62,847	$—	$11,436,393

Expenses:
Cost of sales	—	6,764,055	—	280,952	—	—	7,045,007
Compensation and benefits	1,830,469	39,884	41,484	17,024	64,915	—	1,993,776
Floor brokerage and clearing fees	174,506	—	—	—	—	—	174,506
Interest	—	6,657	38,517	3,742	—	58,943	107,859
Depreciation and amortization	62,668	98,515	9,484	33,065	5,178	—	208,910
Selling, general and other expenses	611,650	42,525	54,984	38,096	70,365	—	817,620
Total expenses	2,679,293	6,951,636	144,469	372,879	140,458	58,943	10,347,678
Income (loss) before income taxes and income (loss) related to associated companies	527,804	407,312	47,341	242,812	(77,611)	(58,943)	1,088,715
Income (loss) related to associated companies	—	—	(81,490)	7,904	(1,315)	—	(74,901)
Income (loss) before income taxes	$527,804	$407,312	$(34,149)	$250,716	$(78,926)	$(58,943)	$1,013,814

2016
Net revenues	$2,421,055	$7,027,243	$(46,028)	$571,757	$88,590	$—	$10,062,617

Expenses:
Cost of sales	—	6,513,768	—	337,039	—	—	6,850,807
Compensation and benefits	1,568,824	39,271	53,569	30,923	37,998	—	1,730,585
Floor brokerage and clearing fees	167,205	—	—	—	—	—	167,205
Interest	—	12,946	33,771	3,105	—	58,881	108,703
Depreciation and amortization	60,206	94,482	13,697	39,589	3,619	—	211,593
Selling, general and other expenses	581,312	37,754	50,782	129,808	32,236	—	831,892
Total expenses	2,377,547	6,698,221	151,819	540,464	73,853	58,881	9,900,785
Income (loss) before income taxes and income related to associated companies	43,508	329,022	(197,847)	31,293	14,737	(58,881)	161,832
Income related to associated companies	—	—	124,508	26,441	3,649	—	154,598
Income (loss) before income taxes	$43,508	$329,022	$(73,339)	$57,734	$18,386	$(58,881)	$316,430

The following table reconciles financial results reported in accordance with generally accepted accounting principles ("GAAP") to non-GAAP financial results. This press release contains non-GAAP financial information to aid investors in viewing our businesses and investments through the eyes of management while facilitating a comparison across historical periods. However, these non-GAAP financial measures should be viewed in addition to, and not as a substitute for, reported results prepared in accordance with GAAP.

	For the Three Months Ended December 31, 2017	For the Twelve Months Ended December 31, 2017
	(In thousands, except per share amounts)

Net income (loss) attributable to Leucadia National Corporation common shareholders (GAAP)	$(271,601)	$167,351
Non-cash charges related to the Tax Act (1)	450,500	450,500
Net income attributable to Leucadia National Corporation common shareholders excluding impact of the Tax Act (Non-GAAP)	$178,899	$617,851

Basic earnings per common share attributable to Leucadia National Corporation common shareholders excluding impact of the Tax Act (Non-GAAP):
Net income	$0.49	$1.67

Number of shares in calculation	366,000	368,197

Diluted earnings per common share attributable to Leucadia National Corporation common shareholders excluding impact of the Tax Act (Non-GAAP):
Net income	$0.48	$1.65

Number of shares in calculation	373,177	374,863

(1) During the three and twelve months ended December 31, 2017, non-cash charges related to the Tax Act, include $415.0 million to revalue our deferred tax assets and a toll charge of $35.5 million on the deemed repatriation of net unremitted foreign earnings.